SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported) November 8, 2000


                            RITE AID CORPORATION
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             (Exact Name of Registrant as Specified in Charter)


  Delaware                           1-5742                  23-1614034
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(State or Other Jurisdiction        (Commission            (IRS Employer
 of Incorporation)                  File Number)           Identification No.)


30 Hunter Lane, Camp Hill, Pennsylvania                          17011
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code      (717) 761-2633


                                    None
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       (Former Name or Former Address, if Changed Since Last Report)




ITEM 5.  OTHER EVENTS.

         On November 8, 2000, the Board of Directors of Rite Aid
Corporation ("Rite Aid") approved and adopted amendments to the By-laws of Rite Aid. A copy of the By-laws of Rite Aid, as amended, is attached hereto as an exhibit and is incorporated herein by reference.

         On November 9, 2000, Rite Aid entered into an amendment (the "Amendment"), dated as of November 6, 2000, to the Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid and the Banks party thereto (the "Banks"), whereby (i) the Banks agreed to make additional term loans in the aggregate amount of $100,000,000 to Rite Aid on or before November 10, 2000, and (ii) the parties agreed that certain changes be made in the Minimum Interest Coverage Ratio and the Minimum Fixed Charge Coverage Ratio, as defined in the Senior Credit Agreement. A form of the Amendment is attached hereto as an exhibit and is incorporated herein by reference.

         On November 9, 2000, Rite Aid issued a press release announcing that it has reached an agreement to settle the consolidated securities class action lawsuits pending against it in the U.S. District Court for the Eastern District of Pennsylvania as well as the derivative lawsuits pending in the U.S. District Court for the Eastern District of Pennsylvania and in the U.S. District Court for Delaware. The press release is attached hereto as an exhibit and is incorporated herein by reference.

         On November 10, 2000, Rite Aid entered into privately negotiated agreements to reduce its long-term debt by exchanging a total of 9,222,200 shares of its common stock for $79,872,000 aggregate principal amount of its outstanding 5.25% Convertible Subordinated Notes due September 15, 2002 and for $12,350,000 aggregate principal amount of its outstanding Dealer Remarketable Securities/144A due October 1, 2013.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

         (c)      Exhibits.

         3.1      By-laws of Rite Aid Corporation, as amended on November
                  8, 2000.

         10.1 Form of Amendment No. 1, dated as of November 6, 2000, to the Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid Corporation, the Banks party thereto, Citicorp
                  USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and Heller Financial,
                  Inc. and Fleet Retail Finance Inc., as Syndication
                  Agents.

         99.1     Press Release, dated November 9, 2000.


                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             RITE AID CORPORATION


Dated:   November 13, 2000             By:    /s/  Elliot S. Gerson
                                             --------------------------------
                                             Name:   Elliot S. Gerson
                                             Title:  Senior Executive Vice
                                                     President and General
                                                     Counsel



                               EXHIBIT INDEX


Exhibit No.       Description

3.1               By-laws of Rite Aid Corporation, as amended on November
                  8, 2000.

10.1 Form of Amendment No. 1, dated as of November 6, 2000, to the Senior Credit Agreement, dated as of June 12, 2000, among Rite Aid Corporation, the Banks party thereto, Citicorp
                  USA, Inc., as Senior Administrative Agent, Citicorp USA, Inc., as Senior Collateral Agent, and Heller Financial,
                  Inc. and Fleet Retail Finance Inc., as Syndication
                  Agents.

99.1              Press Release, dated November 9, 2000.